Exhibit 99.1

1 Strategic Asset Company ( SAC ) Capital allocator to productive digital infrastructure Investor Presentation | February 2026 www.bit - digital.com @BitDigital_BTBT

Investing in our securities involves a high degree of risk. Before making an investment decision, you should carefully consider the risks, uncertainties and forward - looking statements described under “Risk Factors” in Item 1A of our Annual Report on Form 10 - K for the year ended December 31, 2024, and any subsequently filed Quarterly Reports on Form 10 - Q and any Current Reports on Form 8 - K. If any material risk was to occur, our business, financial condition or results of operations would likely suffer. In that event, the value of our securities could decline and you could lose part or all of your investment. The risks and uncertainties we describe are not the only ones facing us. Additional risks not presently known to us or that we currently deem immaterial may also impair our business operations. In addition, our past financial performance may not be a reliable indicator of future performance, and historical trends should not be used to anticipate results in the future. See "Safe Harbor Statement" below. About this Presentation: This presentation has been prepared by Bit Digital, Inc. (“Bit Digital” or the “Company”) solely for information purposes. This presentation and its contents are confidential and may be deemed to contain material non - public information about the Company and its affiliates. This presentation may not, in whole or in part, be disclosed, reproduced, disseminated or quoted at any time or in any manner without the Company’s prior written consent (whether or not attributed directly to the Company as a source). The information contained herein also includes information provided by third parties, such as market data and industry forecasts that were obtained from industry publications . Neither Bit Digital, its affiliates or any third parties that provide information to Bit Digital guarantee the accuracy, completeness, timeliness or availability of any such information . Neither Bit Digital, its affiliates or any third parties that provide information to Bit Digital are responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or the results obtained from the use of such content . Neither Bit Digital nor any of its affiliates give any express or implied warranties, including, but not limited to, any warranties of merchantability or fitness for a particular purpose or use, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs expenses, legal fees or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein. Information contained herein may include information respecting prior performance of Bit Digital. Information respecting prior performance, while a useful tool, is not necessarily indicative of actual results to be achieved in the future, which is dependent upon many factors, many of which are beyond the control of Bit Digital. Certain financial information is based on estimates of management of Bit Digital. These estimates, which are based on the reasonable expectations of management, are subject to change and there can be no assurance that they will prove to be correct. The information contained herein does not purport to be all - inclusive or contain all information that an investor may require in order to properly evaluate the business, prospects or value of Bit Digital. Neither Bit Digital nor any of its affiliates has any obligation to update this presentation and the information may change at any time without notice. Neither Bit Digital nor any of its affiliates makes any representation or warranty, expressed or implied, with respect to the fairness, correctness, accuracy, reasonableness, or completeness of any of the information contained herein (including but not limited to information obtained from third parties related or unrelated to Bit Digital), Bit Digital and its affiliates expressly disclaim any responsibility or liability arising therefrom. Unless otherwise indicated, financial information in this presentation is as of the dates shown herein and other statements in this presentation are made as of the date hereof, and no implication should be made that the information contained herein is correct as of any other time subsequent to such date. Safe Harbor Statement : This investor presentation may contain certain “forward - looking statements” relating to the business of Bit Digital, Inc., and its subsidiary companies. All statements, other than statements of historical fact included herein are “forward - looking statements.” These forward - looking statements are often identified by the use of forward - looking terminology such as “believes,” “expects,” or similar expressions, involving known and unknown risks and uncertainties. Although the Company believes that the expectations reflected in these forward - looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Investors should not place undue reliance on these forward - looking statements, which speak only as of the date of this investor presentation. The Company’s actual results could differ materially from those anticipated in these forward - looking statements as a result of a variety of factors, including those discussed in the Company’s reports that are filed with the Securities and Exchange Commission and available on its website at http://www.sec.gov. All forward - looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, the Company does not assume a duty to update these forward - looking statements. Investor Notice bit - digital.com 2 bit - digital.com Our Experienced Team Select Experience Sam Tabar Chief Executive Officer ▪ Founded in 2017; acquired by Consensys 2020 ▪ Sam Tabar was Co - Founder and Chief Strategy Officer ▪ Provided tokenized real estate using blockchain technology ▪ Developed AirSwap, a DeFi trading platform for global exchange of Ethereum Brock Pierce Board Member Charles d’Haussy Advisor, Crypto Erke Huang Chief Financial Officer & Director Select Experience Long Soar Technology Limited Select Experience Select Experience 3

Ethereum Economic Infrastructure Actively allocates capital across productive strategic assets Monetize usage, yield, and participation Built for long - duration relevance, not short - term cycles A Strategic Asset Company (SAC) Operates Ethereum infrastructure through staking and network participation Treats ETH as productive economic infrastructure, not passive inventory bit - digital.com AI/HPC Intelligence Infrastructure Majority equity ownership in AI compute and data center infrastructure Provides scalable, energy - dense capacity for AI and HPC workloads We focus on owning productive infrastructure that generates yield, usage, and participation, and building operating capabilities around those assets as they compound over time 4

BIT DIGITAL NASDAQ: BTBT

What is a Strategic Asset Company?

bit-digital.com

SACs participate, they don't just hold assets on a balance sheet.

A Strategic Asset Company (SAC):

- Deploys capital into productive infrastructure assets
- Operates those assets to generate durable, usage-driven value

Bit Digital's Focus

- Economic infrastructure: **Ethereum**
- Intelligence infrastructure: **AI compute** (WhiteFiber)

Strategy & Operations	**SAC**	**DAT**	**ETF**
Deploys capital into productive economic & intelligence infrastructure	✔	X	X
Integrates infrastructure assets into real-world operating models	✔	X	X
Passive balance-sheet exposure	X	✔	✔

Positioned at the infrastructure layer of systems that coordinate value and produce intelligence.

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BIT DIGITAL
NASDAQ: BTBT

Bit Digital's Evolution

bit-digital.com

2020 - 2021 | Foundations

- Bitcoin mining & commodity compute
- Began converting BTC to ETH
- Formed initial ETH treasury

2022 - 2023 | Ethereum Focus

- Scaled ETH treasury & staking
- Shift to productive economic infrastructure

2024 | AI Expansion

- Launched cloud services
- Built early AI exposure

2024 - 2025 | Infrastructure Scale

- Acquired data center platform
- Built AI infrastructure business
- WhiteFiber IPO: public AI infrastructure business

2025+ | Strategic Positioning

- Converted remaining Bitcoin to Ethereum
- 100% Ethereum treasury
- BTC mining wind-down
- Retained majority stake in WYFI
- Transition to **Strategic Asset Company (SAC)**

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bit - digital.com Why Infrastructure is the Scarce Asset The core constraint today is not about capital scarcity. It is about infrastructure scarcity. What Is Becoming Scarce - Settlement and coordination infrastructure for programmable finance - Reliable, scalable compute infrastructure for intelligence - driven workloads Ethereum and AI Converge - Ethereum coordinates value, ownership, and execution - AI infrastructure produces intelligence through compute - Both reward participants, not passive holders 7

Illustrative as of December 31, 2025 bit - digital.com Asset Holdings Market Price Value ($MM) 155,277.3 $2,967.00 $460.7 27,043,750 $15.80 $427.3 Ethereum WhiteFiber (WYFI) Stake (70.4% Stake) Combined Asset Value $ 888.0 Note: BTBT shares outstanding as of December 31, 2025. Illustrative mNAV calculated using ETH price of $2,967.00 and WYFI price of $15.80 as of December 31, 2025. WYFI stake shown at prevailing market value. mNAV is a non GAAP metric and may differ from other companies’ calculations. Bit Digital's GAAP assets and liabilities as of September 30, 2025 were $1,113.1 million and $87.1 million, respectively. See bit - digital.com for a real - time mNAV calculator. BTBT Shares Outstanding 323.8MM mNAV per Share $2.74 BTBT Share Price $1.89 - 31% Discount As of December 31, 2025 mNAV vs BTBT Share Price 8

9 Implied Value of Bit Digital’s Stake in WYFI Represents Significant Discount to Market 1. Based on ETH price of $2,967.00 as of December 31, 2025. 2. Based on 27,043,750 WYFI shares held by Bit Digital as of December 31, 2025. 3. Represents Implied Value of WYFI Equity holding divided by Market Value of WYFI Equity holding as of December 31, 2025. Note: Closing prices sourced from FactSet as of December 31, 2025, market close. No control premium or discount has been applied to BTBT’s WYFI stake. Market values change continuously. mNAV is a non - GAAP metric and may differ from other companies’ calculations. $1.89 323.8MM Share Price Shares Out. $612.0MM BTBT Market Cap 155,277.3 ETH Holdings ($460.7MM) Less: ETH Value at 1.0x mNAV (1) $151.3MM Implied Value of WYFI Holding $427.3MM Market Value of WYFI Holding (2) $276.0MM Implied Potential Valuation Upside of WYFI Holding 0.35x Value of WYFI Equity Stake as Multiple of NAV (3) bit - digital.com

10 bit - digital.com Ethereum as Economic Infrastructure 1. Bit Digital monthly production updates. 2. Hashlock – “Blockchains With the Most Developers in 2025” (2025). 3. CoinMarketCap , as of December 31, 2025. 4. KuCoin – “Data: Ethereum - Based Stablecoins Generate $5 Billion in 2025, Supply Grows to $50 Billion” (2026). Unique Technical Value: Primary blockchain platform for DeFi. Staking Generates Passive Value: 3.5% APY staking rewards in December 2025. (1) Most Active Developer Ecosystem: Leading platform for blockchain developers. (2) Second Largest Digital Asset: ~$358B Market Cap as of December 2025. (3) Basis for ~65% of Stablecoins (4) : Foundational to digital dollar infrastructure. Preferred Tokenization Platform: Blackrock, Fidelity, JP Morgan & Chase, Circle, PayPal.

11 bit - digital.com Opportunistic Buying Capital Raising & Deployment mNAV Focus (1) Why It Works Staking yield and network participation create a compounding ETH - per - share flywheel. We utilize multiple capital levers to fund growth and compound intrinsic value per share . 1. Market Net Asset Value (mNAV ) represents the market value of digital asset holdings and other assets, less liabilities, as of the date indicated. mNAV is a non GAAP metric. Bit Digital's GAAP assets and liabilities as of September 30, 2025 were $1,113.1 million and $87.1 million, respectively. Strategic Priority Build a leading ETH treasury & network participant while integrating AI intelligence infrastructure exposure to position Bit Digital as a premier Strategic Asset Company (SAC). Strategic ETH Acquisitions & Deployment

Ethereum Infrastructure & Partners bit - digital.com Existing Native Staking Relationships ✓ Institutional - grade validator infrastructure already operational ✓ Exclusively stake Bit Digital owned ETH Custodial Partnerships ✓ Enterprise custody integrations with tier - 1 providers ✓ Multiple layers of security with validated protocols Institutional Scale Deployment ✓ Has one of the largest ETH treasuries of any public company today Early Mover Experience ✓ Multi - year operational track record in ETH staking ✓ Public - company transparency and governance standards ✓ Battle - tested infrastructure through market cycles 12 bit - digital.com 13

14 Source: Company information as of September 30, 2025; Note: All MW reflected on a gross basis. 1. Co - location capacity under rental agreement. 2. Development of MTL - 2 has been put on hold. (3) Pipeline defined as data center sites for sale and under evaluation by management. 4. Includes customers that have signed definitive agreements but are not yet generating revenue. 5. Total NC - 1 power capacity of at least 99.0 gross MW within four years with additional expansion capacity potentially available. Initial power availability 24.0 gross MW. Intelligence Infrastructure: WhiteFiber Overview Footprint Pipeline (3) Deep Tech Accelerated Cloud Offering ~ 11 MW Online in 2025 ~ 76 MW Online by YE 2026 ~ 1.6 GW Pipeline (3) ~ 4,500 NVIDIA GPUs Deployed 20 + Customers (4) MTL - 1 4.0 MW MTL - 3 7.0 MW NC - 1 (5) 99.0 MW MTL - 2 5.0 MW (2) Iceland (1)

15 Launch Cloud Services High - performance infrastructure serving 20+ enterprise and cloud customers , delivering scalable, energy - dense solutions for today’s fastest - growing AI and HPC workloads. WhiteFiber Growth Journey and Carve Out bit - digital.com Established Partnerships MTL - 1 4.0 MW MTL - 2 5.0 MW (3) Colocation Agreement NC - 1 24 MW 99.0 MW (1) MTL - 3 7 MW Financing IPO Current Market Cap: ~$700M (2) MTL - 3 Fully Operational Colocation Agreement $865M TCV Jan 2024 Jul 2024 Oct 2024 Dec 2024 Jan 2025 Apr 2025 Source: Company information; Note: all MW reflected on a gross basis. 1. Total NC - 1 power capacity of at least 99.0 MW within four years with additional expansion capacity potentially available. 2. Bloomberg as of February 3, 2026. 3. Development of MTL - 2 has been put on hold. Jun 2025 Aug 2025 Oct 2025 Dec 2025 Acquired Data Center Platform

BIT DIGITAL
NASDAQ: BTBT

Strategic Asset Company Snapshot

bit-digital.com

Total ETH Held	Total ETH Value	AVG ETH Acquisition Price
155,227.3	~$460.5MM	$3,045.14
As of 12/31/25	As of 12/31/25	As of 12/31/25

Total ETH Staked	Staking Rewards	Annual Yield Percentage
138,263 ETH	644.3 ETH	3.5%
As of 12/31/25	For 3Q25	As of 12/31/25

WYFI Shares Owned	WYFI Value
~27.0MM	$427.3MM
As of 12/31/25	As of 12/31/25

Note: The preliminary estimated financial results represents only preliminary consolidated financial results and is based on information available to management as of the date of this presentation. Consolidated results includes, among other entities, WhiteFiber's results.

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17 31 Hudson Yards, Floor 11 New York, NY 10001 United States +1 212 463 5121 IR@bit - digital.com www.bit - digital.com | @BitDigital_BTBT Investor Presentation | February 2026